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Exhibit 10.50

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

 Memorandum of Agreement

DATE:	February 20, 2008
TO:	Carl Langren NewLink Genetics Corporation 2901 S. Loop Drive, Suite 3900 Ames, IA 50010
FROM:	Steven T. Carter, President
RE:	ADDENDUM TO THE LEASE BETWEEN ISU RESEARCH PARK CORPORATION AND NEWLINK GENETICS CORPORATION DATED FEBRUARY 1, 2001.

        The following information constitutes additions to the Lease Agreement between ISU Research Park Corporation (Landlord) and NewLink Genetics Corporation (Tenant). Upon signatures of appropriate representatives of Landlord and Tenant affixed to this Memorandum, this Memorandum becomes a part of that Lease Agreement dated February 1, 2001.

        Landlord agrees to extend the Lease Agreement for Suites 3350 (containing ±1,038 gsf), 3560 (containing ±701 gsf), and 3600 (containing ±1,325 gsf) and for Suite 3900 (containing ±3,147 gsf) in Building #3 at 2901 South Loop Drive, beginning March 1, 2008, in the following manner:

Term	Sq. Ft. Base Rents	Sq. Ft. Operating Rents	Monthly Base Rents	Monthly Operating Rents	Annual Base Rents	Annual Operating Rents
Suites 3350, 3560 & 3600 (containing ±3,064 gsf)
3/1/2008 - 6/30/2009	$12.00	Actual	$3,064.00	Actual	$36,768.00	Actual
Suite 3900 (containing ±3,147 gsf)
3/1/2008 - 6/30/2009	$12.75	Actual	$3,343.69	Actual	$40,124.28	Actual
Suites 3540 & 3550 (containing ±1,439 gsf)
1/1/2009 - 6/30/2009	$12.50	Actual	$1,498.96	Actual	$17,987.52	Actual

        Tenant leases the space as is. Any modifications will be at the Tenant's sole expense. Landlord agrees to release Tenant from this lease obligation upon Tenant's move into a larger facility at the ISU Research Park. Subject to the terms of this Memorandum, Tenant agrees that all terms and conditions of the February 1, 2001 Lease and those described in this Memorandum shall remain in force.

        Please sign and return both originals to my office by February 25, 2008 if you concur with the above terms. We will then send a fully executed copy for your records.

AGREED

FOR NewLink Genetics Corporation	FOR ISU Research Park Corporation
/s/ Carl Langren	/s/ Steven T. Carter
Controller Title	President Title
2/21/08 Date	2/21/08 Date

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  Exhibit 10.50
Memorandum of Agreement